EXHIBIT 99

AMENDED AND RESTATED BY-LAWS
OF
CYTRX CORPORATION
 (a Delaware Corporation)
REFLECTING AMENDMENTS
 THROUGH JUNE 18, 2018

ARTICLE I
 STOCKHOLDERS
1. CERTIFICATED OR UNCERTIFICATED SHARES OF STOCK. Shares of stock in the corporation shall be represented by certificates, or shall be uncertificated, as determined by the Board of Directors in its discretion. Every holder of stock in the corporation, if any, represented by certificates shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation certifying the number of shares owned by such holder in the corporation. If such a certificate is countersigned by a transfer agent other than the corporation or its employee or by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon such a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.
Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates, if any, representing shares of any such class or series or of any such partly paid stock shall set forth thereon any statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificates or in the uncertificated share registration records of the corporation.
The corporation may issue a new certificate of stock, or, if such stock is no longer certificated, a registration of stock, in place of any certificate theretofore issued by it alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.
2. FRACTIONAL SHARE INTERESTS. The corporation may, but shall not be required to, issue fractions of a share. In lieu thereof it shall either pay in cash the fair value of fractions of a share, as determined by the Board of Directors, to those entitled thereto or issue scrip or fractional warrants in registered or bearer form over the manual or facsimile signature of an officer of the corporation or of its agent, exchangeable as therein provided for full shares, but such scrip or fractional warrants shall not entitle the holder to any rights of a stockholder except as therein provided. Such scrip or fractional warrants may be issued subject to the condition that the same shall become void if not exchanged for certificated or uncertificated shares representing full shares of stock, as the case may be, before a specified date, or subject to the condition that the shares of stock for which such scrip or fractional warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of such scrip or fractional warrants, or subject to any other conditions which the Board of Directors may determine.
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3. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the books of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed, or, if such shares are uncertificated, by notification to the corporation or its stock transfer agent of the transfer of such shares, accompanied by written authorization properly executed, and the payment of all taxes due thereon.
4. RECORD DATE FOR STOCKHOLDERS. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any corporate action in writing without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the directors may fix, in advance, a date as the record date for any such determination of stockholders. Such date shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made as provided in this paragraph, such determination shall apply to any adjournment thereof; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
5. MEANING OF CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation.
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6. STOCKHOLDERS MEETINGS.
TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.
PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the directors from time to time may fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware.
CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.
NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, stating the place, date, and hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any, other action which could be taken at a special meeting is to be taken at such annual meeting) state the additional purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. If any action is proposed to be taken which would, if taken, entitle stockholders to receive payment for their shares of stock, the notice shall include a statement of that purpose and to that effect. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than fifty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and shall be directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States mail. If a meeting is adjourned to another time, not more than thirty days hence, and/or to another place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice by him before or after the time stated therein. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.
STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list also shall be produced and kept at the time and place where the meeting is to be held. The list also shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock registration records of the corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.
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CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairman of the meeting shall appoint a secretary of the meeting.
PROXY REPRESENTATION. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.
INSPECTORS AND JUDGES. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof. If an inspector or inspectors or judge or judges are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges. In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the Meeting by the person presiding thereat. Each inspector or judge, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector or judge at such meeting with strict impartiality and according to the best of his ability. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.
QUORUM. The holders of a majority of the outstanding shares or stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.
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VOTING. Each share of common stock shall entitle the holder thereof to one vote. The voting rights of holders of Preferred Stock shall be as set forth in Preferred Stock Designations adopted by the Board of Directors in accordance with Article Fourth of the Certificate of Incorporation. In the election of directors, a plurality of the votes cast by holders of each class of stock entitled to elect directors or a class of directors shall elect. Any other action shall be authorized by a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power. In the election of directors, voting need not be by ballot. Voting by ballot shall not be required for any other corporate action except as otherwise provided by General Corporation Law.
7. STOCKHOLDER ACTION WITHOUT MEETINGS. Whenever the vote of stockholders at a Meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting and vote of stockholders may be dispensed with if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; or if less than all of said stockholders, but not less than those having at least the minimum voting power required to take corporate action under the provisions of the General Corporation Law, shall consent in writing to such corporate action; provided that prompt notice be given to all stockholders of the taking of such action without a meeting and by less than unanimous written consent.
8. STOCKHOLDER PROPOSALS. Except as provided in Article II, Section 2 of these By-laws with respect to stockholder nominations of director candidates, any stockholder entitled to vote in the election of directors may propose any action or actions for consideration by the stockholders at any meeting of stockholders only if written notice of such stockholder's intent to propose such action or actions for consideration by the stockholders has been given, either by personal delivery or by registered or certified mail, to the Secretary of the corporation, by the date specified under Rule 14a-8(a)(4) of the 1934 Act (or any amendment or successor to such rule) as the deadline for submitting stockholder proposals for any meeting of stockholders called for purposes of electing directors. (The Rule currently requires that stockholder proposals be submitted no later than 120 days before the anniversary of the mailing date of the previous year's proxy statement.) The deadline for nominations shall apply regardless of any postponement or adjournment of any such meeting and regardless of whether the Company is subject to the 1934 Act. Each such notice shall set forth:
(a) the name and address of the stockholder who intends to make the proposal and any other stockholders known by the proposing stockholder to be supporting such proposal;
(b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such action or actions for consideration by the stockholders; and
(c) such information regarding each action as would be required to be included in a proxy statement filed with the Securities and Exchange Commission pursuant to the proxy rules of the 1934 Act.
The chairman of the meeting may refuse to consider any stockholder proposal not made in compliance with the foregoing procedure, in addition to any other basis for such refusal afforded by the 1934 Act or otherwise.
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ARTICLE II
DIRECTORS
1. FUNCTIONS AND DEFINITION. The business of the corporation shall be managed by the Board of Directors of the corporation. The use of the phrase whole board herein refers to the total number of directors which the corporation would have if there were no vacancies.
2. QUALIFICATIONS AND NUMBER.
(a) Qualifications and Number. Each director of the Corporation shall be a natural person of full age. A director of the Corporation need not be a citizen of the United States, a resident of the State of Delaware or a stockholder of the Corporation. The total number of directors which shall constitute the whole Board of Directors shall be as fixed by resolution of the Board of Directors.
(b) Nomination of Candidates. Nominations of candidates for election to the board of directors at a meeting of the stockholders may be made only by or at the direction of a majority of the board of directors or a nominating committee appointed by the board of directors or by any stockholder entitled to vote in such election. A nomination may be made by a stockholder only if written notice of the nomination has been given to the Secretary of the corporation, either by personal delivery or registered or certified mail, not less than the date specified under Rule 14a8(a)(4) of the Securities Exchange Act of 1934 (the " 1934 Act") (or any amendment or successor to such rule) as the deadline for submitting stockholder proposals for any meeting of stockholders called for purposes of electing directors. (The Rule currently requires that stockholder proposals be submitted no later than 120 days before the anniversary of the mailing date of the previous year's proxy statement.) The deadline for nominations shall apply regardless of any postponement or adjournment of any such meeting and regardless of whether the Company is subject to the 1934 Act. Each such notice shall set forth:
(1) the name and address of the stockholder who intends to make the nomination and any other stockholders known by the nominating stockholder to be supporting such nominee;
(2) the number of shares of stock beneficially owned by each stockholder specified in clause (1) and a representation that the stockholder is a holder of record or beneficial owner of shares of the corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(3) the name, address and principal occupation or employment of the person or persons to be nominated;
(4) the number of shares of any class of the corporation's stock beneficially owned by each such person;
(5) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;
(6) such other information regarding each nominee proposed by the stockholder as would be required to be disclosed pursuant to Regulation 13D under the 1934 Act, as amended or included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission if the nominee had been nominated by the board of directors, regardless of whether such person is subject to the provisions of any such rules or regulations;
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(7) a representation signed by the nominee that he or she meets the qualifications specified in Section 2(a); and
(8) the written consent of each nominee, signed by such nominee, to serve as a director of the corporation if so elected.
The Secretary of the corporation shall notify a stockholder in writing whether such stockholder's nomination has been made in accordance with the time and information requirements of this Section 2.
Only persons nominated in accordance with the procedures set forth in this Section 2(b) shall be eligible for election as directors at a meeting of stockholders called for the purpose of electing directors. Accordingly, the chairman of the meeting shall determine whether any nomination by a stockholder has been made in compliance with the foregoing procedure.
Any stockholder nomination for a director to be elected by the holders of a class or series of stock of the corporation must be made by a stockholder of the same class or series.
3. CLASSES, ELECTION, TERM OF OFFICE AND VACANCIES. The directors shall be divided into three classes, designated as Classes I, II and III, with each class consisting as nearly as possible of one-third (1/3) of the total number of directors. The directors elected at the 1997 annual meeting of stockholders shall be placed in such classes and shall serve such terms as were described in the Proxy Statement delivered to the Company's stockholders in connection with such meeting. At the 1998 annual meeting of stockholders and at each subsequent annual meeting of stockholders, directors elected to succeed those whose terms are expiring shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders. The directors shall be elected at annual meetings of the stockholders, and each director elected shall hold office until his successor is elected and qualified or until his earlier death, resignation or removal. In the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, any vacancy in the Board of Directors resulting from a newly created directorship or from the death, resignation or removal of a director may be filled by the vote of a majority of the directors then in office, although less than a quorum, or by the sole remaining director. A director selected to fill such vacancy shall serve until the end of the term of the position filled or until his successor is elected and qualified or his earlier death, resignation or removal.
4. MEETINGS.
TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.
PLACE. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.
CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, or a majority of the directors in office.
NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. The notice of any meeting need not specify the purpose of the meeting. Any requirements of furnishing a notice shall be waived by any director who signs a written waiver of such notice before or after the time stated therein. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
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QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the act of the Board shall be the act by vote of a majority of the directors present at a meeting, a quorum being present. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these By-Laws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board.
CHAIRMAN OF THE MEETING. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.
5. REMOVAL OF DIRECTORS. Any or all of the directors may be removed from the Board of Directors only for cause, by action of either the stockholders or the Board of Directors.
6. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. in the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.
7. ACTION IN WRITING. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.
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ARTICLE III
OFFICERS
The directors shall elect a President, a Secretary, and a Treasurer, and may elect a Chairman of the Board of Directors, a Vice-chairman thereof, and one or more Vice-Presidents, Assistant Secretaries, and Assistant Treasurers, and may elect or appoint such other officers and agents as are desired. The President may but need not be a director. Any number of offices may be held by the same person.
Officers shall have the powers and duties defined in the resolutions appointing them; provided, that the Secretary shall record all proceedings of the meetings or of the written actions of the stockholders and of the directors, and any committee thereof, in a book to be kept for that purpose.
The Board of Directors may remove any officer for cause or without cause.
ARTICLE IV
CORPORATE SEAL
The corporate seal shall be in such form as the Board of Directors shall prescribe.
ARTICLE V
INDEMNIFICATION
1. MANDATORY INDEMNIFICATION. The corporation shall indemnify, to the fullest extent permissible under Delaware law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action or suit by or in the right of the corporation to procure a judgment in its favor, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
2. MANDATORY ADVANCEMENT OF EXPENSES. Expenses reasonably and actually incurred by a director, officer, employee, or agent in the course of defending any suit under paragraph 1 of this Article V shall be paid by the corporation in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amounts if it is ultimately determined that he is not entitled to be indemnified by the corporation. The corporation shall pay these expenses as they are incurred by the person who may be entitled to indemnification.
3. CONTINUATION OF RIGHT TO INDEMNIFICATION. The indemnification and advancement of expenses expressly provided by this bylaw shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his heirs, executors and administrators.
4. INTENT OF BYLAW. The intent of this Article V is to provide the broadest possible rights to indemnification to the directors, officers, employees, and agents of the corporation permissible under the law of Delaware and not to affect any other right to indemnification that may exist.
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ARTICLE VI
FISCAL YEAR
The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.
ARTICLE VII
CONTROL OVER BY-LAWS
The power to amend, alter, and repeal these By-Laws and to adopt new By-Laws, except a By-Law classifying directors for election for staggered terms, shall be vested in the Board of Directors as well as in the stockholders.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
1. FORUM FOR ADJUDICATION OF DISPUTES.  Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the corporation to the corporation or the corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the certificate of incorporation or the by-laws of the corporation or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section.
Any consent to the selection of an alternative forum to the Court of Chancery under this by-law shall be approved by the Board of Directors; provided that, when the action asserts a claim for breach of fiduciary duty by any director, such consent shall also be approved by a committee of the Board of Directors made up of one or more directors who are not named as defendants in the action, or, if all directors are named as defendants in the action, then directors who are deemed independent under the stock exchange rules applicable to the corporation shall form the committee.
For purposes of this by-law, and subject to the corporation's right to consent to an alternative forum as provided above, to the extent the Court of Chancery of the State of Delaware does not have jurisdiction over such claims, then any such claim shall also be solely and exclusively brought in a state or federal court located in the State of Delaware, to the extent such court has subject matter jurisdiction over the action.

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